SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO.1 TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 1999
                                                         -----------------

                      Paradise Music & Entertainment, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   001-12635                  13-3906452
          --------                   ---------                  ----------
(State or other jurisdiction   (Commission File No.)          (IRS Employer
      of incorporation)                                   Identification Number)

                  53 West 23rd Street, New York, New York 10010
                  ---------------------------------------------
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (212) 590-2100
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

            On September 23, 1999, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") effective as of June 1, 1999 by and among Paradise Music & Entertainment, Inc. (the "Company"), Straw Dogs Acquisition Corp., a wholly-owned subsidiary of the Company ("Acquisition Sub"), Consolidated Entertainment, LLC, ("Consolidated"), Jesse Dylan and Craig Rodgers (collectively, the "Stockholders"), Consolidated transferred substantially all of its assets to Acquisition Sub. At the closing, on December 16, 1999, Consolidated received 900,000 shares of the Company's common stock.

            On September 23, 1999, pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") effective as of June 1, 1999 by and among Paradise Music & Entertainment, Inc. (the "Company"), Straw Dogs Acquisition Corp., a wholly-owned subsidiary of the Company ("Acquisition Sub") and Jesse Dylan ("Owner"), Owner transferred 100% of the issued and outstanding shares of common stock of Spur & Buckle, Inc. ("S&B") to Acquisition Sub. At the closing, on December 16, 1999, Owner received 541,000 shares of the Company's common stock.

Item 7. Financial Statements and Exhibits

(a) Pro forma Financial Information

            The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are based on the historical financial statements of Paradise Music & Entertainment, Inc. and Subsidiaries ("Paradise") and Consolidated Entertainment, LLC, (d/b/a Straw Dogs) and Spur & Buckle, Inc. (collectively "Straw Dogs") adjusted to give effect to the acquisition by Paradise of Straw Dogs. The Unaudited Pro Forma Condensed Consolidated Statement of Operations gives effect to the acquisition as if it had occurred as of July 1, 1998, and the Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the acquisition as if it had occurred as of June 30, 1999. The acquisition and the related adjustments are described in the accompanying notes. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The Pro Forma Financial Statements do not purport to represent what Paradise's results of operations or financial condition would actually have been had the acquisition in fact occurred on such dates or to project Paradise's results of operations or financial condition for any future period or date. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements of Paradise and Straw Dogs included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations."

            The acquisition will be accounted for using the purchase method of accounting. After the acquisition, the total cost of the acquisition of Straw Dogs will be allocated to the tangible and intangible assets and liabilities of Straw Dogs based upon their respective fair values. The allocation of the aggregate purchase price included in the Pro Forma Financial Statements is preliminary.

(b) Financial Statements of Businesses Acquired

            In accordance with Rule 210.3-05(b) of Regulation S-X the historical statements for Consolidated Entertainment, LLC, (d/b/a Straw Dogs) and Spur & Buckle, Inc., covering the fiscal years ended June 30, 1999, and 1998 are attached to this report.

                   Paradise Music Entertainment, Inc. and Subsidiaries
                      Pro Forma Condensed Consolidated Balance Sheet
                                      June 30, 1999
                                       (unaudited)

ASSETS                                                                      Pro Forma                 Pro
                                                Paradise      Straw Dogs    Adjustments              Forma
                                                --------     ------------   -----------              -----
Current assets:
   Cash                                       $    930,642   $     19,318   $         --          $    949,960
   Marketable security                                  --        140,625       (140,625)(a)(2)             --
   Accounts receivable, net                        810,922      1,525,449             --             2,336,371
   Prepaid expenses and other
     current assets                              2,496,106        118,513       (828,575)(a)         1,786,044
                                              ------------   ------------   ------------          ------------

   Total current assets                          4,237,670      1,803,905       (969,200)            5,072,375
                                              ------------   ------------   ------------          ------------

Property and equipment, net                      1,125,316        710,050             --             1,835,366
                                              ------------   ------------   ------------          ------------

Other assets:
   Due from affiliate                                   --        693,958        700,000 (a)(4)
                                                                                (600,000)(a)(3)        793,958
   Due from officer                                     --         80,000             --                80,000
   Intangible assets                                    --        135,572       (135,572)(a)(1)             --
   Goodwill                                             --             --      9,471,303 (a)         9,471,303
   Security deposits and other                     307,787         35,110             --               342,897
   Deferred acquisition costs                       95,000             --        (95,000)(a)                --
                                              ------------   ------------   ------------          ------------

                                                   402,787        944,640      9,340,731            10,688,158
                                              ------------   ------------   ------------          ------------

                                              $  5,765,773   $  3,458,595   $  8,371,531          $ 17,595,899
                                              ============   ============   ============          ============

LIABILITIES AND STOCKHOLDERS' AND
MEMBERS' EQUITY

Current liabilities:

   Due to bank                                $              $    987,418   $                     $    987,418
   Accounts payable and accrued expenses         1,721,717      1,481,053        150,000 (a)
                                                                                 700,000 (a)(4)      4,052,770
   Due to stockholder                                                            215,000 (a)(5)        215,000
   Capital lease obligation                             --         10,905             --                10,905
                                              ------------   ------------   ------------          ------------

   Total current liabilities                     1,721,717      2,479,376      1,065,000             5,266,093
                                              ------------   ------------   ------------          ------------

Stockholders' and members' equity                4,044,056        979,219      7,306,531            12,329,806
                                              ------------   ------------   ------------          ------------

                                              $  5,765,773   $  3,458,595   $  8,371,531          $ 17,595,899
                                              ============   ============   ============          ============

              Paradise Music & Entertainment, Inc. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                        for the Year Ended June 30, 1999
                                   (unaudited)

                                                              Pro Forma
                                Paradise       Straw Dogs    Adjustments       Pro Forma
                                --------       ----------    -----------       ---------

Revenues                      $  9,661,036    $ 19,806,393   $               $ 29,467,429
                              ------------    ------------   ------------    ------------

Operating Expenses
   Cost of sales                 6,305,511      15,674,362             --      21,979,873
   Selling, general and
     administrative              7,101,023       3,365,410        454,565      10,920,998
                              ------------    ------------   ------------    ------------

   Total operating expenses     13,406,534      19,039,772        454,565      32,900,871
                              ------------    ------------   ------------    ------------

Operating Income (Loss)         (3,745,498)        766,621       (454,565)     (3,433,442)

Interest And Other Income           37,569           1,617             --          39,186
                              ------------    ------------   ------------    ------------

Income (Loss) Before Income
 Taxes                          (3,707,929)        768,238       (454,565)     (3,394,256)


Income Tax Provision                 6,000              --             --           6,000
                              ------------    ------------   ------------    ------------

Net Income (Loss)             $ (3,713,929)   $    768,238   $   (454,565)   $ (3,400,256)
                              ============    ============   ============    ============

Basic And Diluted Loss
  Per Common Share            $      (0.98)                                  $      (0.65)
                              ============                                   ============

Weighted Average Number Of
  Common Shares Outstanding      3,802,805                                      5,243,805
                              ============                                   ============

Footnotes to Pro-Forma Financial Statements

(a) The unaudited pro forma condensed consolidated balance sheet gives effect to the proposed acquisition of Straw Dogs by Paradise by combining the respective balance sheets of the two companies at June 30, 1999. The acquisition was accounted for using the "purchase" method of accounting. Therefore, the aggregate consideration paid in connection with the proposed acquisition will be allocated to Straw Dogs assets and liabilities based on their fair market values with the excess consideration treated as goodwill. The purchase price will be paid with the issuance of 1,441,000 shares of common stock valued at $9,359,325, including acquisition costs of $1,073,575, of which 150,000 is estimated and accrued as of June 30, 1999. The seven day average closing market price of $5.75 of our common stock surrounding April 22, 1999, the date of the agreement, was used to value the acquisition. The net assets acquired consisted of certain transactions occurring prior to the acquisition and the computation of goodwill as follows:

      Total assets of Straw Dogs as of
      June 30, 1999                         $3,458,595

      Write off of intangible assets    (1)  (135,572)

      Less marketable security
      distributed to members            (2)  (140,625)

      Less reclassification of
      member's equity against advances
      to affiliate                      (3)  (600,000)

      Plus accrual for additional
      advances to affiliate             (4)   700,000
                                            ---------

      Total assets acquired, as
      adjusted                                              $3,282,398

      Total liabilities of Straw Dogs
      as of June 30, 1999                    2,479,376

      Record dividend to stockholder
      prior to acquisition              (5)    215,000

      Plus accrual for additional
      advances to affiliate             (4)    700,000
                                            ----------

      Total liabilities assumed, as
      adjusted                                              3,394,376
                                                           ----------
      Net liabilities assumed                               (111,978)

      Purchase price                                        9,359,325
                                                           ----------

      Goodwill                                             $9,471,303
                                                           ==========
-------------------

      (1) To assign zero value to Straw Dogs intangible assets consisting of organization costs and goodwill.

      (2) To reflect marketable securities distributed to the members of Straw Dogs prior to the consummation of the transaction.

      (3) To reflect the reclassification of the members' equity of Straw Dogs as partial satisfaction of amounts due from affiliates.

      (4) To reflect estimated additional advances to the affiliate for the period July 1, 1999 through the consummation of the transaction.

      (5) To reflect the payment of a dividend to the stockholder of Spur & Buckle prior to the consummation of the transaction.

(b) The acquisition of Straw Dogs resulted in $9,471,303 of goodwill which will be amortized over 20 years. Intangible assets acquired from Straw Dogs (consisting of organizational costs and goodwill) were given zero value and the corresponding amortization of $19,000 was eliminated from the unaudited pro forma condensed consolidated statements of operations. The unaudited pro forma condensed consolidated statements of operations reflect a net adjustment to amortization of $454,565 for the year ended June 30, 1999.

        INDEX TO FINANCIAL STATEMENTS OF CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) and Spur & Buckle, Inc.

                                                                      PAGE
                                                                      ----

Report of Independent Auditors                                        F-6

Combined Balance Sheets                                               F-7

Combined Statements of Income and Comprehensive Income                F-8

Combined Statements of Stockholder's and Members' Equity              F-9

Combined Statements of Cash Flows                                     F-10-F-11

Notes to Combined Financial Statements                                F-12-F-15

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors, Members  and Stockholder
Consolidated Entertainment, LLC, (d/b/a Straw Dogs) and Spur & Buckle, Inc.

We have audited the accompanying combined balance sheets of Consolidated Entertainment, LLC, (d/b/a Straw Dogs) and Spur & Buckle, Inc. as of June 30, 1999 and 1998, and the related combined statements of income and comprehensive income, stockholder's and members' equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the Companies' managements. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Consolidated Entertainment, LLC, (d/b/a Straw Dogs) and Spur & Buckle, Inc. as of June 30, 1999 and 1998, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                                Rothstein, Kass & Company, P.C.

Roseland, New Jersey
August 30, 1999, except for Note 7
as to which the date is September 24, 1999

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                             COMBINED BALANCE SHEETS
                             June 30, 1999 and 1998

                                                              1999         1998
                                                           ----------   ----------
                                     ASSETS

CURRENT ASSETS:
 Cash                                                      $   19,318   $   10,370
 Marketable securities                                        140,625
 Accounts receivable                                        1,525,449    1,446,258
 Prepaid expenses and other current assets                    118,513       98,095
                                                           ----------   ----------
  Total current assets                                      1,803,905    1,554,723
                                                           ----------   ----------

PROPERTY AND EQUIPMENT, net                                   710,050       91,612
                                                           ----------   ----------

OTHER ASSETS:
 Due from affiliate                                           693,958       34,954
 Due from officer                                              80,000       33,000
 Intangible assets                                            135,572      143,641
 Security deposits                                             35,110       22,206
                                                           ----------   ----------
                                                              944,640      233,801
                                                           ----------   ----------
                                                           $3,458,595   $1,880,136
                                                           ==========   ==========

               LIABILITIES AND STOCKHOLDER'S AND MEMBERS' EQUITY

CURRENT LIABILITIES:
 Due to bank                                               $  987,418   $  240,699
 Accounts payable                                             413,315      413,178
 Accrued expenses and other current liabilities             1,067,738      487,771
 Capital lease obligation                                      10,905       17,570
                                                           ----------   ----------
  Total current liabilities                                 2,479,376    1,159,218
                                                           ----------   ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
 Common stock, no par value, authorized 1,000,000 shares,
  issued and outstanding 1,000 shares                           1,000        1,000
 Retained earnings                                            239,113      227,197
                                                           ----------   ----------
   Total stockholder's equity                                 240,113      228,197
                                                           ----------   ----------

MEMBERS' EQUITY:
 Equity                                                       623,481      492,721
 Accumulated other comprehensive income                       115,625
                                                           ----------   ----------
  Total members' equity                                       739,106      492,721
                                                           ----------   ----------
  Total stockholder's and members' equity                     979,219      720,918
                                                           ----------   ----------
                                                           $3,458,595   $1,880,136
                                                           ==========   ==========

            See accompanying notes to combined financial statements.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

             COMBINED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                                                          Years Ended
                                                            June 30,
                                                   -------------------------
                                                       1999          1998
                                                   -----------   -----------

REVENUES                                           $19,806,393   $ 7,655,848
                                                   -----------   -----------

OPERATING EXPENSES
 Production costs                                   15,674,362     5,447,169
 Sales expenses                                        637,416       221,439
 General and administrative expenses                 2,727,994     1,294,777
                                                   -----------   -----------
  Total operating expenses                          19,039,772     6,963,385
                                                   -----------   -----------

INCOME FROM OPERATIONS                                 766,621       692,463

OTHER INCOME                                             1,617         1,382
                                                   -----------   -----------

NET INCOME                                         $   768,238   $   693,845
                                                   ===========   ===========

COMPREHENSIVE INCOME
 NET INCOME                                        $   768,238   $   693,845
 OTHER COMPREHENSIVE INCOME,
   Unrealized gain on marketable securities            115,625
                                                   -----------   -----------

COMPREHENSIVE INCOME                               $   883,863   $   693,845
                                                   ===========   ===========

            See accompanying notes to combined financial statements.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

             COMBINED STATEMENTS OF STOCKHOLDER'S AND MEMBERS' EQUITY

                                                                                           Total
                                                                         Accumulated    Stockholder's
                                                                            Other           and
                                   Common      Retained     Members'    Comprehensive     Members'
                                    Stock      Earnings      Equity         Income         Equity
                                 ----------   ----------   ----------   -------------   -------------
BALANCES, July 1, 1997             $  1,000   $   74,149   $       --     $       --     $   75,149

MEMBER LOANS PAYABLE
 CONTRIBUTED TO
 MEMBERS' EQUITY                                               62,610                        62,610

MEMBERS' WITHDRAWALS                                          (18,389)                      (18,389)

DIVIDENDS PAID                                   (92,297)                                   (92,297)

NET INCOME                                       245,345      448,500                       693,845
                                 ----------   ----------   ----------     ----------     ----------

BALANCES, June 30, 1998               1,000      227,197      492,721                       720,918

MEMBER LOANS PAYABLE
 CONTRIBUTED TO
 MEMBERS' EQUITY                                                4,193                         4,193

MEMBERS' WITHDRAWALS                                         (629,755)                     (629,755)

NET INCOME                                        11,916      756,322                       768,238

OTHER COMPREHENSIVE INCOME,
 Unrealized gain on marketable
 securities                                                                  115,625        115,625
                                 ----------   ----------   ----------     ----------     ----------

BALANCES, June 30, 1999            $  1,000   $  239,113   $  623,481     $  115,625     $  979,219
                                 ==========   ==========   ==========     ==========     ==========

            See accompanying notes to combined financial statements.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                        COMBINED STATEMENTS OF CASH FLOWS

                                                                      Years Ended June 30,
                                                                   --------------------------
                                                                       1999           1998
                                                                   -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                       $   768,238    $   693,845
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization                                       81,429         12,707
    Interest expense credited to loan payable, officer                   4,193          1,338
    Increase (decrease) in cash attributable
     to changes in assets and liabilities:
      Increase in accounts receivable                                  (79,191)    (1,446,258)
      Increase in prepaid expenses and other current assets            (20,418)       (92,921)
      Increase in accounts payable                                         137        413,178
      Increase in accrued expenses and other current liabilities       579,967        487,771
                                                                   -----------    -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                            1,334,355         69,660
                                                                   -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of marketable securities                                    (25,000)
  Purchases of property and equipment                                 (680,543)       (74,652)
  Advances to affiliate                                               (659,004)       (34,954)
  Advances to officer                                                  (47,000)       (33,000)
  Payments for organizational costs                                    (11,255)       (50,430)
  Payments for security deposits                                       (12,904)       (22,206)
  Acquisition of business                                                            (100,000)
                                                                   -----------    -----------

NET CASH USED IN INVESTING ACTIVITIES                               (1,435,706)      (315,242)
                                                                   -----------    -----------

CASH FLOWS FROM FINANCING ACTIVIITES:
  Increase in due to bank                                              746,719        240,699
  Payments on capital lease obligation                                  (6,665)        (4,241)
  Dividends paid                                                                      (92,297)
  Advances from member                                                                 61,272
  Members' capital withdrawals                                        (629,755)       (18,389)
                                                                   -----------    -----------

NET CASH PROVIDED BY FINANCING ACTIVITIES                              110,299        187,044
                                                                   -----------    -----------

NET INCREASE (DECREASE) IN CASH                                          8,948        (58,538)

CASH, beginning of year                                                 10,370         68,908
                                                                   -----------    -----------

CASH, end of year                                                  $    19,318    $    10,370
                                                                   ===========    ===========

            See accompanying notes to combined financial statements.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                  COMBINED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                         Years Ended June 30,
                                                      -------------------------
                                                          1999          1998
                                                      -----------   -----------

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING
  AND FINANCING ACTIVITIES:

  Member loans payable contributed to members' equity $     4,193   $    62,610
                                                      ===========   ===========

  Equipment recorded under capital lease obligation   $        --   $    21,811
                                                      ===========   ===========

            See accompanying notes to combined financial statements.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Nature of Operations - Consolidated Entertainment, LLC, (d/b/a Straw
         Dogs) a television commercial production company and Spur & Buckle, Inc. a motion picture development company (collectively the "Company") are located in the United States.

         Basis of Combination - The combined financial statements of the Company include the accounts of Consolidated Entertainment, LLC, (d/b/a Straw
         Dogs), a limited liability company, as of June 30, 1999 and 1998 and for the year ended June 30, 1999 and the period February 14, 1998 (date of inception) through June 30, 1998, and its affiliate through common majority ownership, Spur & Buckle, Inc. as of June 30, 1999 and 1998 and for the years then ended. All significant intercompany transactions and balances have been eliminated in combination.

         Fair Value of Financial Instruments - The fair value of the Company's assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107 approximates the carrying amounts presented in the combined balance sheets.

         Marketable Securities - The Company's marketable securities consist of common stock. The securities are classified as available-for-sale and are reported at their fair values as provided for under Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Available-for-sale securities are carried at fair value with the unrealized gains reported as a component of other comprehensive income.

         Property and Equipment - Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over estimated useful lives of 5 years or the term of the respective lease.

         Intangible Assets - Organizational costs are amortized on a straight-line basis over 5 years.

         Goodwill represents the excess of cost over the fair market value of net assets of an acquired business and is being amortized over 15 years. The Company monitors the cash flows of the acquired operations to assess whether any impairment of recorded goodwill has occurred.

         Revenue Recognition - Revenue is recognized in the month in which the production is filmed. Revenue for services is recognized as the services are performed.

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Income Taxes - The stockholder of Spur & Buckle, Inc. has elected to treat the Company as an "S" Corporation for federal and state income tax purposes. Accordingly, the individual stockholder is liable for tax on corporate income and receives the benefit of corporate loss.

         Consolidated Entertainment, LLC (d/b/a Straw Dogs) is a limited liability company. Therefore, the members are liable for tax on income and receive the benefit of losses. Effective January 1, 1999 Consolidated Entertainment, LLC (d/b/a Straw Dogs) elected to be taxed as an "S" Corporation for federal and state income tax purposes.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 - ACQUISITION:

         In February 1998, Consolidated Entertainment, LLC acquired Straw Dogs for a purchase price of $100,000, which was allocated to goodwill.

NOTE 3-  PROPERTY AND EQUIPMENT:

         Property and equipment consist of the following as of June 30, 1999 and 1998:

                                                       1999         1998

            Computer equipment                      $   71,127   $  45,863
            Office furniture and fixtures              192,842      26,004
            Video vault equipment                       35,910      24,596
            Leasehold improvements                     477,127
                                                    ----------------------
                                                       777,006      96,463
            Less accumulated depreciation
             and amortization                           66,956       4,851
                                                    ----------------------

                                                    $  710,050   $  91,612
                                                    ======================


NOTE 4-  INTANGIBLE ASSETS:

         Intangible assets consist of the following as of June 30, 1999 and 1998:

                                                       1999         1998

            Organizational costs                    $   62,752   $  52,030
            Goodwill                                   100,000     100,000
                                                    ----------------------
                                                       162,752     152,030
            Less accumulated amortization               27,180       8,389
                                                    ----------------------

                                                    $  135,572   $ 143,641
                                                    ======================

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 5 - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES:

         At June 30, 1999 and 1998, accrued expenses and other current liabilities consist of the following:

                                                 1999           1998

            Accrued sales commissions         $   109,907    $   78,854
            Accrued production  costs             364,557       151,986
            Accrued director compensation         496,245       215,082
            Accrued insurance                      50,619        32,479
            Other                                  46,410         9,370
                                              -------------------------

                                              $ 1,067,738    $  487,771
                                              =========================

NOTE 6 - DUE TO BANK:

         Consolidated Entertainment, LLC has an informal agreement with a bank, which allows the Company to overdraft its bank account, which bears interest at 3% above the prime lending rate (7.75% at June 30, 1999).

NOTE 7 - RELATED PARTY:

         The Company has advanced amounts to an officer and an affiliate, which are non-interest bearing and have no specified repayment terms.

         On September 24, 1999, the Company entered into an agreement to sell the net assets of Straw Dogs and 100% of the stock of Spur & Buckle, Inc. to Paradise Music & Entertainment, Inc. (Paradise) for an aggregate of 1,441,000 shares of Paradise's common stock. The transaction is pending stockholder approval by Paradise's stockholders in addition to other customary closing conditions. The agreement provides for, among other things, advances to the affiliate (a real estate company owned by the members of the Company) of approximately $700,000, to be partially repaid with the net capital of the Company prior to the consummation of the sale. In addition, the affiliate is in the process of refinancing the real estate owned and the proceeds of this refinancing, not to exceed $500,000, will be used for repayment of these advances. The remaining balance will be represented by a promissory note. The note will require monthly payments of principal and interest.

NOTE 8 - COMMITMENTS AND CONTINGENCIES:

         The Company has various employment agreements with directors, which expire through November 15, 1999, and provide for compensation aggregating up to $86,000 per diem plus additional and special compensation as defined in the agreements. One of the agreements provides for a minimum annual guaranteed compensation of $150,000. For the years ended June 30, 1999 and June 30, 1998, approximately $4,175,000 and $1,020,000, respectively have been expensed under these agreements. These costs are included in production costs.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 8 - COMMITMENTS AND CONTINGENCIES (CONTINUED):

         Spur & Buckle, Inc. has an employment agreement with its key officer. The agreement provides for the officer to earn all amounts received by the employer which are attributable to the services of the employee, less all business expenses attributable to the development, production, realization and collection of such amounts. For the years ended June 30, 1999 and 1998, approximately $755,000 and $695,000 respectively, was charged to operations pursuant to this agreement.

         The Company is a defendant in various lawsuits related to matters arising in the normal course of business. It is the opinion of management that the disposition of these lawsuits will not individually or in the aggregate materially adversely affect the combined financial position, results of operations or cash flows of the Company.

         The Company leases space for its Los Angeles office on a monthly basis and its New York office, which expires in 2001. The leases provide for minimum annual rent plus adjustments for increases in the Consumer Price Index and certain expenses over base period amounts. Aggregate future minimum rental payments are as follows:

            Year ending June 30,
                  2000                                    $    50,400
                  2001                                         50,400
                  2002                                          4,200
                                                          -----------

                                                          $   105,000
                                                          ===========

         Rent expense for the years ended June 30, 1999 and 1998 was approximately $190,000 and $55,000, respectively.

NOTE 9 - MAJOR CUSTOMERS:

         Approximately $2,900,000 of commercial production revenues for the year ended June 30, 1998 was derived from three advertising agencies, each of which exceeded 10% of the Company's revenues.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PARADISE MUSIC & ENTERTAINMENT, INC.
                                 (Registrant)


February 10, 2000                By: /s/ Richard Flynn
                                     ----------------------------------------
                                     Richard Flynn
                                     Chief Operating Officer, Chief Financial
                                     Officer, Treasurer and Secretary